/bullet/ TGIT *SA1

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                            SHARE CLASS REDESIGNATION
                            Effective January 1, 1999

                           Class A - Formerly Class I
                           Class C - Formerly Class II
                         (Growth and Income Fund, Global
                          Infrastructure Fund, Greater
                        European Fund and Latin American
                                   Fund Only)
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                        TEMPLETON GLOBAL INVESTMENT TRUST
                              DATED AUGUST 1, 1998


The Statement of Additional Information is amended as follows:

I. On February 26, 1999, Templeton Global Investment Trust's Board of Trustees approved a proposal to merge the Templeton Growth and Income Fund and the Templeton Global Infrastructure Fund into Templeton World Fund, subject to shareholder approval. Templeton Funds, Inc.'s Board of Directors also approved the merger on behalf of the Templeton World Fund. The investment goal of Templeton Growth and Income Fund is high total return (a combination of capital growth and income). The investment goal of the Templeton Global Infrastructure Fund and Templeton World Fund is long-term capital growth. The Boards believe these proposed mergers will benefit shareholders.

         It is anticipated that later this year shareholders of Templeton Growth and Income Fund and Templeton Global Infrastructure Fund will receive a proxy and proxy statement requesting their votes on the applicable merger.

         Templeton  Growth and Income Fund and Templeton  Global  Infrastructure
         Fund were closed to new investors after the close of business on February 26, 1999. If you were a shareholder of record as of the close of business on February 26, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividends or capital gain distributions.

         Although you may redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of Templeton Growth and Income Fund and Templeton Global Infrastructure Fund, or to reopen your account in those funds.

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II.      As of January 1, 1999,  Class I shares are designated Class A and Class
         II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

III. The following is added to the section "Additional Information on Selling Shares," found under "How Do I Buy, Sell and Exchange Shares?":

         The contingent deferred sales charge will generally be waived for redemptions of Class A shares by investors who purchased $1 million or more without a front-end sales charge if Distributors did not make any payment to the Securities Dealer of record in connection with the purchase.

IV.       Under "Miscellaneous Information," the following is added:

         The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.



                Please keep this supplement for future reference.